UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Allianz Funds
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

March 19, 2012
URGENT-YOUR RESPONSE IS NEEDED
1-800-591-6309
“Address 1”
“Address 2”
“Address 3”
“Address 4”
“Address 5”
“Address 6”
“Address 7”

Re:	ALLIANZ AGIC TARGET FUND
Dear Shareholder,
We have been trying to get in touch with you regarding an extremely important matter pertaining to your investment in Allianz AGIC Target Fund. This matter pertains to an important operating initiative for the fund, and therefore it is extremely urgent that we speak to you.
The Board of Trustees, after careful consideration, has determined that the Merger of Allianz AGIC Target Fund with and into Allianz RCM Mid-Cap Fund, as described in a Prospectus/Proxy Statement and an Agreement and Plan of Reorganization previously provided to you, is in the best interests of each Fund and its respective shareholders.
It is imperative that we hear from you on this matter. Please call 1-800-591-6309 (toll free) between 9:00 a.m. and 10:00 p.m. EST Monday to Friday and Saturday 12:00 p.m. to 6:00 p.m. We do not require you to provide any account information when calling, and the call will only take a few minutes of your time.
Your prompt response is greatly appreciated. If you have already responded, thank you for your time.
Sincerely,
Brian Shlissel
President
TAG ID:

March 19, 2012
URGENT-YOUR RESPONSE IS NEEDED
1-800-591-6309
“Address 1”
“Address 2”
“Address 3”
“Address 4”
“Address 5”
“Address 6”
“Address 7”

Re:	ALLIANZ AGIC TARGET FUND
Dear Shareholder,
We have been trying to get in touch with you regarding an extremely important matter pertaining to your investment in Allianz AGIC Target Fund. This matter pertains to an important operating initiative for the fund, and therefore it is extremely urgent that we speak to you.
The Board of Trustees, after careful consideration, has determined that the Merger of Allianz AGIC Target Fund with and into Allianz RCM Mid-Cap Fund, as described in a Prospectus/Proxy Statement and an Agreement and Plan of Reorganization previously provided to you, is in the best interests of each Fund and its respective shareholders.
It is imperative that we hear from you on this matter. Please call 1-800-591-6309 (toll free) between 9:00 a.m. and 10:00 p.m. EST Monday to Friday and Saturday 12:00 p.m. to 6:00 p.m. We do not require you to provide any account information when calling, and the call will only take a few minutes of your time.
Your prompt response is greatly appreciated. If you have already responded, thank you for your time.
Sincerely,
Brian Shlissel
President
NOBO-7499

March 19, 2012
URGENT-YOUR RESPONSE IS NEEDED
1-800-591-6309

Re:	ALLIANZ AGIC TARGET FUND
Dear Shareholder,
We have been trying to get in touch with you regarding an extremely important matter pertaining to your investment in Allianz AGIC Target Fund. This matter pertains to an important operating initiative for the fund, and therefore it is extremely urgent that we speak to you.
The Board of Trustees, after careful consideration, has determined that the Merger of Allianz AGIC Target Fund with and into Allianz RCM Mid-Cap Fund, as described in a Prospectus/Proxy Statement and an Agreement and Plan of Reorganization previously provided to you, is in the best interests of each Fund and its respective shareholders.
It is imperative that we hear from you on this matter. Please call 1-800-591-6309 Ext. 7499 (toll free) between 9:00 a.m. and 10:00 p.m. EST Monday to Friday and Saturday 12:00 p.m. to 6:00 p.m. We do not require you to provide any account information when calling, and the call will only take a few minutes of your time.
Your prompt response is greatly appreciated. If you have already responded, thank you for your time.
Sincerely,
Brian Shlissel
President
OBO-7499

Shareholder Services

March 29, 2012
EXTREMELY IMPORTANT

Re:	Allianz AGIC Target Fund
Dear Shareholder:
We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Allianz AGIC Target Fund. This matter pertains to an important operating initiative for the Company which requires your response.
It is extremely important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.
Please contact us toll-free at 1-800-591-6309 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday. At the time of the call please reference the ID number listed below.
Thank you.
Sincerely,
Frederick M. Bonnell
Managing Director
Shareholder Services
TAGID: 0000123
AST Fund Solutions, LLC,. 110 Wall Street, 5th Floor New York, NY 10005

Shareholder Services

March 29, 2012
EXTREMELY IMPORTANT

Re:	Allianz AGIC Target Fund
Dear Shareholder:
We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Allianz AGIC Target Fund. This matter pertains to an important operating initiative for the Company which requires your response.
It is extremely important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.
Please contact us toll-free at 1-800-591-6309 Ext. 7499 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday.
Thank you.
Sincerely,
Frederick M. Bonnell
Managing Director
Shareholder Services
AST Fund Solutions, LLC,. 110 Wall Street, 5th Floor New York, NY 10005
OBO-7499

Shareholder Services

April 11, 2012
EXTREMELY IMPORTANT

Re:	Allianz AGIC Target Fund
Dear Shareholder:
We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Allianz AGIC Target Fund. This matter pertains to an important operating initiative for the Company which requires your response.
It is extremely important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.
Please contact us toll-free at 1-800-591-6309 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday. At the time of the call please reference the ID number listed below.
Thank you.
Sincerely,
Frederick M. Bonnell
Managing Director
Shareholder Services
TAGID: 0000123
AST Fund Solutions, LLC,. 110 Wall Street, 5th Floor New York, NY 10005

Shareholder Services

April 11, 2012
EXTREMELY IMPORTANT

Re:	Allianz AGIC Target Fund
Dear Shareholder:
We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Allianz AGIC Target Fund. This matter pertains to an important operating initiative for the Company which requires your response.
It is extremely important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.
Please contact us toll-free at 1-800-591-6309 Ext. 7499 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday.
Thank you.
Sincerely,
Frederick M. Bonnell
Managing Director
Shareholder Services
AST Fund Solutions, LLC,. 110 Wall Street, 5th Floor New York, NY 10005
OBO-7499